Exhibit 99.2 Second Quarter 2018 Earnings Presentation Tuesday, July 31 2018

Safe Harbor Statement This presentation contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the potential approval and commercialization of ILUVIEN for the treatment of posterior uveitis in Europe and that Alimera anticipates continued sales momentum throughout 2018. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, (a) a slowdown or reduction in sales in the second half of 2018 due to a reduction in end user demand, unanticipated competition, regulatory issues, or a delay in the approval or commercialization of ILUVIEN for the treatment of posterior uveitis in Europe and (b) other factors discussed in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2017 and Alimera’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera’s Quarterly Report on Form 10-Q for the three months ended June 30, 2018, to be filed with the SEC soon. In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. 2 © 2018 Alimera Sciences | NASDAQ: ALIM

Second Quarter 2018 Overview $10.9M • Record Net Revenue of $10.9 $10.4M Million • Record U.S. end user demand • International net revenue grew 26% 2Q17 2Q18 Revenue © 2018 Alimera Sciences | NASDAQ: ALIM 3

U.S. Distributor Orders and End User Demand • Historical inconsistency 1200 between distributor orders 1004 and end user demand* 1000 980 960 955 896 873 850 864 851 853 827 837 • In 2Q17, revenue units sold 804 800 777 788 750 to Alimera’s distributors 705 exceeded end user demand 608 by 15% 600 536 533 502 501 500 467 460 475 • 1Q18 and 2Q18 distributor 400 volume was in line with end 293 user demand 200 167 * End user demand represents units purchased by physicians and pharmacies from Alimera’s distributors 0 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Demand Revenue © 2018 Alimera Sciences | NASDAQ: ALIM 4

U.S. End User Demand 1200 1000 955 896 851 850 837 827 800 777 788 705 600 533 536 502 467 400 200 167 0 First Quarter Second Quarter Third Quarter Fourth Quarter 2015 2016 2017 2018 © 2018 Alimera Sciences | NASDAQ: ALIM 5

Growth in ILUVIEN Usage in United States 22% ~ Cumulative Eyes Treated with ILUVIEN - U.S. Growth YTD 10000 9000 8000 7000 6000 5000 4000 3000 2000 1000 0 © 2018 Alimera Sciences | NASDAQ: ALIM 6

Income Statement Three Months Ended Three Months Ended Six Months Ended June Six Months Ended June ($000’s) June 30, 2018 June 30, 2017 30, 2018 30, 2017 Revenue $10,917 $10,368 $20,719 $16,986 Operating $12,582 $10,977 $25,877 $22,519 Expenses Net Loss ($4,000) ($2,757) ($11,684) ($9,492) Adj. EBITDA* ($977) $522 ($3,890) ($3,156) *Adjusted EBITDA is earnings before interest taxes, depreciation, amortization, stock-based compensation expenses, net unrealized gains and losses from foreign currency exchange transactions, gains and losses from the change in the fair value of derivative warrant liability and losses on extinguishment of debt. See slides 9 and 10 of this presentation for reconciliation of this Non-GAAP financial measure. 7 © 2018 Alimera Sciences | NASDAQ: ALIM

Second Quarter 2018 Overview $10.9M • Record Net Revenue of $10.9 $10.4M Million • Record U.S. end user demand • International net revenue grew 26% 2Q17 2Q18 Revenue © 2018 Alimera Sciences | NASDAQ: ALIM 8

Reconciliation of GAAP Net Loss to NON-GAAP Adjusted EBITDA Alimera believes that the non-GAAP financial information provided in this presentation can assist investors in the overall understanding of its financial performance when considered together with GAAP figures. This presentation contains a discussion of certain non-GAAP financial measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. Alimera reports its financial results in compliance with GAAP, but believes that the non-GAAP measures of Adjusted EBITDA will be a more relevant measure of Alimera's operating performance. For the purpose of this presentation, “Adjusted EBITDA” is adjusted earnings before interest, taxes, depreciation, amortization, non-cash stock-based compensation expense, and to the extent they are included in the calculation of earnings, net unrealized gain (loss) from foreign currency exchange transactions, gains (losses) from the change in the fair value of derivative warrant liability and losses on the extinguishment of debt. Alimera uses Adjusted EBITDA in the management of its business. Accordingly, Adjusted EBITDA for the second quarter of 2018 has been presented in certain instances excluding items identified in the reconciliations provided. These non-GAAP financial measures, as presented, may not be comparable to similarly titled measures reported by other companies since not all companies may calculate these measures in an identical manner and, therefore, they are not necessarily an accurate measure of comparison between companies. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for guidance prepared in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant elements that are required by GAAP to be recorded in Alimera's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management in determining these non-GAAP financial measures. In order to compensate for these limitations, Alimera presents its non-GAAP financial results in connection with its GAAP results. Investors are encouraged to review the reconciliation of our non-GAAP financial measures to their most directly comparable GAAP financial measure as set forth on page 10 of this presentation. © 2018 Alimera Sciences | NASDAQ: ALIM 9

Reconciliation of GAAP Net Loss to NON-GAAP Adjusted EBITDA Three Months Ended June 30, Six Months Ended June 30, ($000’s) 2018 2017 2018 2017 GAAP Net Loss ($4,000) ($2,757) ($11,684) ($9,492) Adjustments to Net Loss Interest Expense, Net and Other $1,178 $1,384 $2,329 $2,721 Provision for Taxes $76 $44 $76 $70 Depreciation and Amortization $650 $667 $1,299 $1,333 Stock-Based Compensation $1,151 $1,233 $2,358 $2,400 Unrealized Foreign Currency Exchange ($32) ($28) ($34) - (Gains) Losses Change in the Fair Value of Derivative - ($21) - ($188) Warrant Liability Loss on Early Extinguishment of Debt - - $1,766 - Non-GAAP Adjusted EBITDA ($977) $522 ($3,890) ($3,156) © 2018 Alimera Sciences | NASDAQ: ALIM 10

Second Quarter 2018 Earnings Presentation Tuesday, July 31 2018